EXHIBIT 10
                                                                      ----------

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 22, 2003, is by and among CHATTEM, INC., a Tennessee corporation (the "Borrower"), each of the Borrower's Domestic Subsidiaries, individually a "Guarantor" and collectively with the Borrower, the "Credit Parties"), the Persons identified as lenders on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Credit Parties, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of March 28, 2002 (the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as provided herein; and

         WHEREAS, the Lenders have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

         SUBPART 2.1 New Section 6.33. A new Section 6.33 is hereby added to the Existing Credit Agreement and shall read as follows:

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               6.33 TAX SHELTER REGULATIONS.

               The Credit Parties do not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Credit Party determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If a Credit Party so notifies the Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         SUBPART 2.2 Amendment to Section 7.1(n). Section 7.1(n) of the Existing Credit Agreement is hereby renumbered as Section 7.1(o) and a new Section 7.1(n) is hereby added to the Existing Credit Agreement to read as follows:

               (n) Tax Shelter Regulations. Promptly after any Credit Party has notified the Agent of any intention by a Credit Party to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

         SUBPART 2.3 Amendment to Section 8.7. The proviso in Section 8.7 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

         provided, however, (i) the Subsidiaries of the Borrower may pay dividends to the Borrower and (ii) the Borrower may purchase, redeem, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock in an amount not to exceed $10,000,000 in the aggregate during fiscal year 2003 and $5,000,000 in the aggregate in any other fiscal year so long as the Borrower shall have provided the Agent with satisfactory evidence demonstrating that after giving effect to any such transaction on a Pro Forma Basis, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in
         Section 7.12.

         SUBPART 2.4 Amendment to Section 8.15. The first sentence in Section
8.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

               The Credit Parties and their Subsidiaries will not make Capital Expenditures, in any fiscal year, that would exceed $7,500,000 in the aggregate.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied.

               (a) Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors, the Required Lenders and the Agent.

               (b) Fees and Expenses. The Borrower shall have paid to the Agent, all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of

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         this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents on and as of the date hereof, (b) each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment and
(c) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date). Each Credit Party acknowledges and confirms that the Borrower's acknowledges and confirms that the Borrower's obligations to repay the outstanding principal amount of the Loans is unconditional and not subject to any offsets, defenses or counterclaims.

         SUBPART 4.2 Acknowledgment. Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

         SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.


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         IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:
--------
                                       CHATTEM, INC.,
                                       a Tennessee corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


GUARANTORS:                            SIGNAL INVESTMENT & MANAGEMENT CO.,
----------
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SUNDEX, LLC,
                                       a Tennessee limited liability company


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




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AGENT:                                 BANK OF AMERICA, N.A.,
-----
                                       in its capacity as Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


LENDERS:                               BANK OF AMERICA, N.A.,
-------
                                       in its capacity as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FLEET NATIONAL BANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SUNTRUST BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       PROVIDENT BANK OF OHIO


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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